Exhibit 99.2

Delivering A New Generation Of Integrin Medicines January 2024

This presentation contains “forward - looking” statements within the meaning of the “safe harbor” provisions of the Private Securi ties Litigation Reform Act of 1995, including, but not limited to statements regarding the timing and success of Morphic’s ongoing cl inical trials and related data, updates and results from Morphic’s clinical trials and the potential therapeutic benefits of MORF - 057. Certain data in this presentation are based on cross - study comparisons and are not based on any head - to - head clinical trials. Cr oss - study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross - study comparisons are directional and may not be directly comparable. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will,” “develop,” “signal,” “potential,” or “ong oin g” and statements in the future tense are forward - looking statements. These forward - looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from th ose expressed or implied by such forward - looking statements. Forward - looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to diffe r significantly from those expressed in or implied by any forward - looking statement, including risks and uncertainties related to the forward - lo oking statements in this presentation and other risks set forth in our filings with the Securities and Exchange Commission (SEC), i ncl uding the Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 filed with the SEC on February 23, 2023, and the Quarterl y Report on Form 10 - Q for the fiscal quarter ended September 30, 2023 filed with the SEC on November 3, 2023. These forward - looking state ments speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward - looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by la w. Note regarding trademarks: all third - party trademarks, including names, logos and brands, referenced by in this presentation are the property of their respective owners. All references to third - party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. 2 Forward - Looking Statements

Unique Receptors: Unique Therapeutic Potential 3 What are integrins? • Only receptor to signal bidirectionally, giving them central biologic roles in complex diseases: autoimmune, fibrotic, cardio - metabolic and oncologic • Expensive, complex biologics have shown clinically meaningful efficacy by targeting integrins Solid tumors Fibrotic diseases Inflammatory bowel disease Now Morphic has built the platform to deliver the advantages of oral small molecule drugs to integrin targeting, with an initial focus on three major areas.

MInT Platform: Morphic’s Solution to the Oral Integrin Challenge 4 Structural Knowledge Privileged Scaffolds Focused Chemical Libraries Assays Against Tractable Targets Synthetically Tractable “Hits” Computational Chemistry w/ Schr ö dinger High Quality Probes Pharmacologic Validation of Related Targets Novel Drug Candidates 1 2 3 4 5 6 7 8 9 MInT Design Cycle

Proprietary Pipeline 5 Candidate Target (Program) Indication Discovery IND - enabling Phase 1 Phase 2 Phase 3 MORF - 057 α 4 β 7 Ulcerative Colitis Crohn's disease Next - generation α 4 β 7 GI Disorders MORF SMI 1 Non - integrin targets GI Disorders MORF SMI α 5 β 1 Pulmonary Hypertensive Diseases MORF - 088 α v β 8 Myelofibrosis Solid Tumors MORF SMI/mAbs Undisclosed Multiple Indications 1 SMI: oral small molecule inhibitor

MORF - 057 Small molecule inhibitor of α 4 β 7 : a well - validated mechanism to treat IBD EMERALD - 2 Phase 2b study ongoing

IBD: Ideal Future Treatment Paradigm 7 COMBINABLE ORAL WELL TOLERATED EFFICACIOUS

Indications MORF - 057: First - In - Class Oral Integrin Drug for IBD 8 Highly selective orally available small molecule inhibitor of α 4 β 7 , well validated mechanism for the treatment of IBD through approved monoclonal antibody vedolizumab MORF - 057 Occluding α 4 β 7 blocks intestinal homing of lymphocytes, which in turn reduces pathologic inflammation in IBD Inflammatory bowel disease with initial focus on ulcerative colitis Approximately 1.6 million Americans currently have irritable bowel disease 1 Mechanism Clinical Data Clinically meaningful and consistent activity data across multiple validated efficacy measures in Phase 2a study Well tolerated to date across multiple clinical trials Phase 2b ongoing in UC, Crohn’s disease to begin 1H24 1 Chrohn's and Colitis Foundation of America

α 4 β 7 Inhibition is a Proven Mechanism to Treat IBD • Approved antibody Entyvio ® (vedolizumab) • Vedolizumab, an anti - α 4 β 7 antibody, inhibits T - cell trafficking via well validated mechanism to treat UC and Crohn’s disease • Since approval, over 265,000 patients have received vedolizumab • Vedolizumab generated $5.2B sales in FY2022 9 Sub - endothelial space - gut Vascular space - blood T - cell 1 Takeda press release 2 Global Data ENTYVIO ® is a registered trademark of Millennium Pharmaceuticals, Inc . Endothelial cell a 4 b 7 MAdCAM - 1

MORF - 057 has Consistently Delivered on Expectations for an Oral α 4 β 7 Inhibitor in IBD 10 MORF - 057 PRECLINICAL PHASE 1 PHASE 2a Oral Route of Administration Favorable Tolerability Profile α 4 β 7 Saturation (serum) 30 - 50% ↑ in Key Lymphocytes Meaningful Clinical Effects All scientific posters and presentations available at https://investor.morphictx.com Please click on links in row headings above for underlying data

EMERALD - 1 Phase 2a Study of MORF - 057

MORF-057 Phase 2a: EMERALD-1Study in Moderate to Severe UC

EMERALD

Phase 2a open-label single-arm study of MORF-057 (100mg BID) in patients with moderately to severely active ulcerative colitis (n=35 main cohort)

Phase 2a

- Primary endpoint: Change in RHI measured at 12 weeks
- Secondary endpoints: mMCS change from baseline, safety
- Pre-specified exploratory endpoints:
  - RHI remission
  - mMCS remission
  - mMCS response
  - Multiple PK/PD parameters
  - Relevant biomarkers

Open-Label Treatment Period
MORF-057 (100mg B.I.D. P.O.)
for 52 weeks
Primary endpoint at week 12

Long-Term Extension
Direct rollover to extension
MORF-057 (100mg B.I.D. P.O.)
for 26 weeks

Safety Follow-Up Period
Safety Follow-up Visit
to occur 4 weeks
after last dose of study drug

Study Visits

W - 6 to -1	W0	W2	W6	W12	W20	W28	W36	W44	W52/EOT	W56/SFU	W65	W78/EOT	W82/SFU
D - 42 to -1	D1	D15	D43	D85	D141	D197	D253	D309	D365	D393	D456	D547	D575

MORPHIC

12

Category Patients, N=35 Age, mean ± SD Years 39.2 ± 14.1 Sex, n (%) Female 16 (45.7) Geography, n (%) Poland United States 28 (80.0) 7 (20.0) Duration of disease , mean ± SD Years 7.5 ± 8.0 Extent of disease, n (%) Proctosigmoiditis L - sided colitis Pancolitis 12 (34.3) 10 (28.6) 10 (28.6) RHI Score, mean ± SD Points 22.7 ± 7.3 mMCS , mean ± SD Points 6.7 ± 1.1 MES, n (%) 2 3 18 (51.4) 17 (48.6) Corticosteroid use, n (%) No Yes 26 (74.3) 9 (25.7) Previous use of AT*, n (%) Naïve Experienced 21 (60.0) 14 (40.0) 13 Baseline Patient Demographics: a Moderately - to - Severely Active UC population with High Disease Burden AT, advanced therapy; MES, Mayo endoscopic score; mMCS , modified Mayo Clinic score; RHI, Robarts histopathology index; SD, standard deviation *The number of AT - experienced patients was updated from n=13/35 to n=14/35 during re - review of data for presentation at a medica l conference. During this re - review, It was determined that one patient had received an investigational agent deemed to be an advanced therapy before the MORF - 057 - 201 trial . This change does not impact any of the clinical efficacy data presented from the EMERALD - 1 study.

MORF - 057: Generally Well - Tolerated in EMERALD - 1 No Safety Signal Observed 14 Adverse Event (AE) profile consistent with underlying disease state Patients with at least one AE 12 (34.3%) Patients with any serious AE 0 Patients with AE leading to death 0 Patients with any grade 3 AE 2 (5.7%) 1 Patients with treatment - related AE 2 (5.7%) Common (>5%) AEs Exacerbation of UC Anemia 4 (11.4%) 3 (8.6%) 2 1. Both UC exacerbations, one led to early discontinuation 2. All anemic at baseline and continued on study with iron supplements *As of 4/25/23 patients have been on EMERALD - 1 study beyond the 12 - week induction period and no other safety signals or SAEs have been reported.

Patient a4β7 Receptor Occupancy (RO) Consistent with Healthy Volunteer RO 15 a4β7 selectivity over a4β1 consistent with Phase 1 results RO at 12 weeks a4β7 a4β1 Mean >98% BLQ Median >99% BLQ • a4β7 RO achieved early and sustained saturating levels • a4β1 RO remained at low levels • No lymphocytosis or changes to circulating naïve T - cells were observed • a4β1 projected RO was below the limit of quantitation with mean trough value estimated to be <15% 1 10 100 0 20 40 60 80 100 500 Concentration (ng/mL) 4 7 R O ( % ) Phase 1 EMERALD 1 -

16 Fecal Calprotectin Decreases Correlated with Disease Improvement 19% 54% 75% Overall (n=29): 35% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Non- Responder (n=16) Clinical Response (n=13) Clinical Remission (n=8) - 11% - 86% - 89% Overall (n=27): - 56% -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Non- Responder (n=15) Clinical Response (n=12) Clinical Remission (n=8) n = Patients with baseline FC > 250 mg/kg. No inclusion/exclusion criteria for FC levels Patients experiencing clinical remission also included in clinical response a. Data unavailable for 2 patients at week 12 Proportion of Patients with Fecal Cal < 250 mg/kg at Week 12 (Baseline > 250 mg/kg), n=29 Percentage Reduction From Baseline in Fecal Cal at Week 12 (Baseline > 250 mg/kg & Week 12 data available), n=27 a

17 Substantial Lymphocyte Subset Changes Observed, Consistent With Engagement Of α 4 β 7 0 25 50 75 100 125 150 Weeks N o r m a l i z e d % 0 2 6 12 0 25 50 75 100 125 150 200 300 400 Weeks N o r m a l i z e d % P = 0.0039 ** 0 2 6 12 P = 0.0298 * 0 25 50 75 100 125 150 200 300 400 Weeks N o r m a l i z e d % 0 2 6 12 P < 0.0001 **** P = 0.0010 ** P < 0.0001 **** Median of all patients Individual patients CD4 Expressing T Cells B Cells Naïve (Neg. Control) Switched Memory (ITGb7+) Central Memory (ITGB7+) Effector Memory (ITGb7 Hi)

Clinical Efficacy Results

19 Endpoint @ Week 12 Overall (N=35) Change in RHI, Mean (SD) - 6.4 (11.18) p=0.0019 RHI remission, n (%) 8 (22.9%) Clinical response (mMCS) 1 , n (%) 16 (45.7%) Clinical remission (mMCS) 2 , n (%) 9 (25.7%) Endoscopic Response/Improvement 3 , n (%) 9 (25.7%) Change from baseline to Week 12 in the Modified MCS, Mean (SD) - 2.3 (2.14) Primary Endpoint Met with Statistical Significance Consistent Effects Observed Among All Exploratory Measures 1. Clinical response ( mMCS ): decrease from baseline in the mMCS ≥2 points and ≥30% from baseline, plus a decrease in rectal bleeding subscore ≥1 or an absolute rectal bleeding subscore ≤1 2. Clinical remission ( mMCS ): rectal bleeding subscore of 0; a stool frequency subscore of ≤1; and an MES of ≤1 without friability 3. Endoscopic response / improvement: MES ≤1

EMERALD-1 Efficacy Results by AT Status and MES

Endpoint @ Week 12	Overall N=35	AT-naïve n=21	AT-experienced n=14	MES =2 n=18	MES =3 n= 17
Change in RHI, mean ± SD	**-6.4 ± 11.2**	**-7.4 ± 11.9**	**-4.8 ± 10.3**	**-6.9 ± 12.1**	**-5.8 ± 10.4**
RHI change ≥ 7 points, n (%)	17 (48.6)	12 (57.1)	5 (35.7)	10 (55.6)	7 (41.2)
RHI remission[1], n (%)	8 (22.9)	6 (28.6)	2 (14.3)	6 (33.3)	2 (11.8)
RHI reduction ≥ 50%, n (%)	12 (34.3)	9 (42.9)	3 (21.4)	9 (50.0)	3 (17.6)
Change in mMCS, mean ± SD	-2.3 ± 2.1	-2.9 ± 2.4	-1.6 ± 1.5	-2.7 ± 2.3	-1.9 ± 1.9
Clinical response (mMCS)[2], n (%)	16 (45.7)	11 (52.4)	5 (35.7)	9 (50)	7 (41.2)
Clinical remission (mMCS)[3], n (%)	9 (25.7)	9 (42.9)	0	6 (33.3)	3 (17.6)
Symptomatic remission[4], n (%)	11 (31.4)	10 (47.6)	1 (7.1)	7 (38.9)	4 (23.5)
Endoscopic response / improvement[5], n (%)	9 (25.7)	9 (42.9)	0	6 (33.3)	3 (17.6)
Change in SF, mean ± SD	-0.8 ± 1.1	-1.0 ± 1.2	-0.5 ± 0.7	-0.9 ± 1.3	-0.6 ± 0.8
Change in RB, mean ± SD	-1.1 ± 0.8	-1.1 ± 0.9	-0.9 ± 0.8	-1.4 ± 0.8	-0.7 ± 0.7

AT, advanced therapy; MCS, Mayo Clinic Score; mMCS, modified MCS; RHI, Robarts histopathology index; SF, Stool Frequency; RB, Rectal Bleeding; SD, standard deviation

1. RHI Remission: RHI ≤ 2
2. Clinical response (mMCS): decrease from baseline in the mMCS ≥2 points and ≥30% from baseline, plus a decrease in rectal bleeding subscore ≥1 or an absolute rectal bleeding subscore ≤1
3. Clinical remission (mMCS): rectal bleeding subscore of 0; a stool frequency subscore of ≤1; and an MES of ≤1 without friability
4. Symptomatic remission: SFS = 0 (or = 1 with ≥ 1 point decrease from baseline) and RBS = 0
5. Endoscopic response/improvement: MES ≤1

20

21 Consistent “Across - the - Board” Efficacy Signals Observed Subgroup AT - Experienced Yes (n=14) No (n=21) Corticosteroid Use at Baseline Yes (n=9) No (n=26) Baseline MES 3 (n=17) 2 (n=18) Mean Change (95% CI)  - 4.8 ( - 10.7, 1.1) - 7.4 ( - 12.8, - 2.0)  - 5.2 ( - 11.1, 0.7) - 6.8 ( - 11.7, - 1.8)  - 5.8 ( - 11.1, - 0.4) - 6.9 ( - 13.0, - 0.9) -26 -24 -22 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 Robarts Histopathology Index (RHI) Modified Mayo Clinical Score ( mMCS ) Subgroup AT - Experienced Yes (n=14) No (n=21) Corticosteroid Use at Baseline Yes (n=9) No (n=26) Baseline MES 3 (n=17) 2 (n=18) Mean Change (95% CI)  - 1.6 ( - 2.4, - 0.7) - 2.9 ( - 3.9, - 1.8)  - 1.4 ( - 2.3, - 0.6) - 2.7 ( - 3.6, - 1.7)  - 1.9 ( - 2.9, - 1.0) - 2.7 ( - 3.9, - 1.6) -8 -7 -6 -5 -4 -3 -2 -1 0 1 Mean = - 6.4 Mean = - 2.3

22 Clinical Improvement in >75% of All Patients, Regardless of Prior Therapy and Baseline MES 77% 46% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Overall Clinical Improvement AT - Naïve: n=21; AT - Experienced: n=14 76% 52% 43% 79% 36% 0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Clinical Improvement by AT - Status AT-Naïve AT-Experienced 83% 50% 33% 71% 41% 18% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Clinical Improvement by Baseline MES MES=2 MES=3 Baseline MES=2: n=18; Baseline MES=3: n=17 N=35 Percentage of Patients

23 Change in Central mMCS By Patient from Baseline at Week 12 -7 -6 -5 -4 -3 -2 -1 0 1 2 Change in mMCS from Baseline at Week 12

24 Change in Central mMCS from Baseline by Subgroup at Week 12 -7 -6 -5 -4 -3 -2 -1 0 1 2 Change in mMCS from Baseline at Week 12 AT - Naïve Baseline MES = 3 AT - Naïve Baseline MES = 2 AT - Experienced Baseline MES = 3 AT - Experienced Baseline MES = 2 Response x x x x x x x x x x x x x x x x Remission x x x x x x x x x RHI decrease from baseline ≥ 7 x x x x x x x x x x x x x x x x x Steroid Use N N N N N N N N N N N N Y N Y N Y Y N N N N Y Y N N Y N Y N Y N N N N Baseline MES 2 2 2 3 2 3 2 3 2 2 3 3 3 3 2 2 3 2 2 2 3 3 3 2 2 2 3 3 3 3 2 3 3 2 2 # Prior AT 1 2 2 1 1 1 2 2 1 1 2 1 1 1 AT, advanced therapy; RHI, Robarts histopathology index; MES, Mayo endoscopic score

Data Beyond 12 Weeks

26 Symptomatic Remission By AT - Status: Week 44 Intent to Treat (ITT): Denominator includes all enrolled patients (N=35) As observed: Denominator includes only patients who completed the visit 14.3 7.1 11.4 42.9 7.1 28.6 47.6 7.1 31.4 42.9 21.4 34.3 47.6 28.6 40 42.9 28.6 37.1 42.9 21.4 34.3 3/21 9/21 10/21 9/21 10/21 9/21 9/21 1/14 1/14 1/14 3/14 4/14 4/14 3/14 4/35 10/35 11/35 12/35 14/35 13/35 12/35 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 S y m p t o m a t i c R e m i s s i o n R a t e ( 9 5 % C I ) Advanced Therapy-naïve Advanced Therapy-experienced ALL ALLAdvanced Therapy-experiencedAdvanced Therapy-naïve Symptomatic Remission by Advanced Therapy (AT) Status Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 Data Cutoff Date: 02OCT2023 Symptomatic Remission by AT - Status Symptomatic Remission by AT - Status Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

27 Symptomatic Remission By Baseline MES: Week 44 ITT: Denominator includes all enrolled patients (N=35) As observed: Denominator includes only patients who completed the visit 11.1 11.8 11.4 44.4 11.8 28.6 38.9 23.5 31.4 44.4 23.5 34.3 55.6 23.5 40 55.6 17.6 37.1 50 17.6 34.3 2/18 8/18 7/18 8/18 10/18 10/18 9/18 2/17 2/17 4/17 4/17 4/17 3/17 3/17 4/35 10/35 11/35 12/35 14/35 13/35 12/35 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 80 S y m p t o m a t i c R e m i s s i o n R a t e ( 9 5 % C I ) 2 3 ALL ALL32 Symptomatic Remission by Baseline Endoscopy Score Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 Data Cutoff Date: 02OCT2023 11.1 11.8 11.4 44.4 11.8 28.6 41.2 28.6 35.5 57.1 40 50 71.4 44.4 60.9 71.4 42.9 61.9 75 42.9 63.2 2/18 8/18 7/17 8/14 10/14 10/14 9/12 2/17 2/17 4/14 4/10 4/9 3/7 3/7 4/35 10/35 11/31 12/24 14/23 13/21 12/19 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 80 100 S y m p t o m a t i c R e m i s s i o n R a t e ( 9 5 % C I ) 2 3 ALL ALL32 Symptomatic Remission by Baseline Endoscopy Score Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 Data Cutoff Date: 02OCT2023 Symptomatic Remission by Baseline Endoscopy Score Symptomatic Remission by Baseline Endoscopy Score Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

28 PRO2 (SFS+RBS) Scores by Subgroup: Week 44 PRO2 (Sum of Stool Frequency and Rectal Bleeding Scores) by AT - Status PRO2 (Sum of Stool Frequency and Rectal Bleeding Scores) by Baseline Endoscopy Score 4.2 3 1.8 1.8 1 0.9 1.1 0.9 4.2 4.2 3.3 3.1 3.1 2.4 2.6 2.2 2.1 1.5 2 1.3 2.3 1.5 2.3 1.4 18 18 18 17 14 14 14 12 17 17 17 14 10 9 7 7 35 35 35 31 24 23 21 19 Baseline Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 2 4 M e a n + / - S D 2 3 ALL ALL 3 2 Sum of Stool Frequency Score and Recatal Bleeding Score by Baseline Endoscopy Score Data Cutoff date: 02OCT2023 4 3 1.9 1.6 1 0.7 1 0.8 4.5 3.4 3.2 3 2.1 2.2 2.2 2.3 4.2 3.1 2.4 2.2 1.5 1.3 1.5 1.4 21 21 21 18 14 13 12 11 14 14 14 13 10 10 9 8 35 35 35 31 24 23 21 19 Baseline Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 2 4 M e a n + / - S D Advanced Therapy-naïve Advanced Therapy-experienced ALL ALL Advanced Therapy-experienced Advanced Therapy-naïve Sum of Stool Frequency Score and Recatal Bleeding Score by Advanced Therapy (AT) Status Data Cutoff date: 02OCT2023 Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

MORF-057 Phase 2b:
EMERALD-2 Study in Moderate to Severe UC

EMERALD


Induction Period
(12 weeks)
Maintenance Period
(40 weeks)
Screening Period
Screening procedures
Target enrollment:
280 patients (70 per group) with moderately to severely active UC
MORF-057 (200 mg BID)
MORF-057 (100 mg BID)
MORF-057 (QD)
Placebo
Maintenance regimen
Maintenance regimen
Maintenance regimen
Placebo rolls to active dose
Open-label Extension Study
Safety Follow-Up Period
Primary endpoint analysis at Week 12
Study Visits
W0 D1
W2 D15
W6 D43
W12 D85
W18 D127
W24 D169
W32 D225
W42 D295
W52/EOT D365
W56/SFU D393

Primary Endpoint: **proportion of participants in clinical remission at Week 12 as determined using the Modified Mayo Clinic Score (mMCS)**

29

30 • Global, randomized phase 2b trial of MORF - 057 in patients with moderately to severely active Crohn’s disease • Primary endpoint: proportion of participants in endoscopic response (>=50% reduction) at week 14 as determined using SES - CD • 210 patients – 70 patients 200 MG BID MORF - 057 – 70 patients 100 MG BID MORF - 057 – 70 patients placebo • Anticipate first patient enrolled 1H24 GARNET Launch Activities Underway MORF - 057 Phase 2b Study in Crohn’s Disease

EMERGING PIPELINE Creating the next generation of proprietary integrin inhibitor candidates

v β 8 Small Molecule Integrin Inhibitor Program for Myelofibrosis and Immuno - oncology 32 Small molecule inhibitors of the α v β 8 integrin in preclinical development v β8 Program α v β 8 inhibition suppresses activation of TGF β isoforms 1 and 3 Indications Myelofibrosis; Combination therapy for solid tumors Mechanism Data Oral α v β 8 inhibitor , in combination with anti - PD - 1, drives efficacy across mouse models of treatment - resistant breast cancer; Myelofibrosis: α v β 8 inhibition drives increase in platelet production in published literature

MORF-088: $\alpha_v\beta_8$ Inhibitor for Myelofibrosis (MF)

- MF: multi-mechanistic etiology including TGF-B
- Blockbuster rare disease indication
  - Jakafi $1 billion MF sales alone
- No disease modifying Tx except allogeneic hematopoietic stem cell transplant
- Current SoC has multiple deficiencies
  - Toxicity: anemia and thrombocytopenia
  - Intolerance or resistance to therapy develops over time
  - Not disease modifying
- $\alpha_v\beta_8$ Smi offers potential to increase platelet counts



Myelofibrosis Pathways
MPN hematopoietic stem cells
Constitutive action of JAK-STAT pathway leading to cytokine-independent growth
Emperipoiesis of neutrophils
Megakaryocyte
Alpha granule release
TGFβ
PDGF
bFGF
Bone marrow fibrosis
Angiogenesis
Osteoblast proliferation and osteosclerosis
Stomal cells

MORPHIC
33

34 v β 8 Inhibition: Central Role in TGF - Modulation Healthy donor (HD) and myelofibrosis (MF) CD34+ HSC 1 1 The HEL 92.1.7 (HEL) and JVM - 2 cell lines were used as a negative controls for ITGB8 and ITGB6 expression, respectively. V e h a v b 8 i n h . 0.000 0.001 0.002 0.003 Megakaryocyte Cell Type Enrichment E n r i c h m e n t S c o r e ( E S ) p=0.0505 v β 8 is the dominant TGF - forming integrin in human bone marrow v β 8 inhibition in vivo leads to enrichment of megakaryocytes and decreased osteoblasts, suggesting a healthier bone marrow niche

5 β 1 : Small Molecule Integrin Inhibitor for Pulmonary Hypertensive Diseases 35 Small molecule inhibitors of fibronectin integrins in preclinical development Program Fibronectin integrin inhibition suppresses pulmonary arterial smooth muscle cell proliferation Indications Multiple pulmonary hypertensive diseases Mechanism Data Preclinical data demonstrating improved cardiac output and reversal of vascular remodeling

$\alpha_5\beta_1$ Integrin Inhibition for Pulmonary Hypertensive Diseases

- Potential applications in severely underserved pulmonary hypertensive diseases
- In preclinical studies, $A_5\beta_1$ inhibition may drive multiple independent processes:
  - Reverses remodeling in pulmonary vasculature
  - Directly prevents right ventricle fibrosis
  - Improves cardiomyocyte efficiency
- $A_5\beta_1$ inhibition holds potential for true disease-modifying activity



Normal pulmonary artery
Adventitia (collagen & fibroblasts)
Media (SMCs)
Intima (ECs)
Pulmonary Hypertensive Diseases
Vasoconstriction
Arterial remodeling & inflammation
Thrombosis
Endothelial cell dysfunction*
Inflammatory cells influx
Fibroblast proliferation and trans-differentiation
Progenitor cell influx
Smooth muscle cell hyperplasia

*FDA approved drugs (Vasodilators)

MORPHIC

36

Modified from Pharmacol Ther. 2013 Jun;138(3):409-17

37 5b1 Inhibition Improves Pulmonary Artery Remodeling and Cardiac Function Data generated by Sebastien Bonnet, Laval University Mean “ SEM. *p<0.05; **p<0.01; ***p<0.001 One - way ANOVA followed by Dunnett’s test vs. Vehicle MT - 200 = 5 β 1/ v small molecule inhibitor; (100 mg/kg, PO BID). SOC = Macitentan (Endothelin receptor antagonist, 1 mg/kg, PO BID), Tadalafil (phosphodiesterase type 5 inhibitor , 10 mg/kg, PO BID). MT - 201 = 5 β 1 small molecule inhibitor (PO BID) 5 β 1 inhibition Improves Pulmonary Artery Remodeling and prevents right ventricle failure in preclinical models Potential differentiation from TGF - family inhibitors , which did not show improvement in cardiac output in patients 0 1 2 3 4 5 6 7 0 50 100 150 200 Weeks of treatment C a r d i a c O u t p u t m l / m i n * *** ** *** *** *** Sham Vehicle MT-200100 mg/kg, PO BID Rat Pulmonary Arterial Banding Model Right Ventricular Remodeling and Dysfunction Rat Sugen/hypoxia (SuHx) Model Pulmonary Artery Remodeling and Injury C T R L V e h M T - 2 0 1 8 m g / k g M T - 2 0 1 2 5 m g / k g M T - 2 0 1 5 0 m g / k g 50 100 150 C a r d i a c O u t p u t m l / m i n SuHx C T R L V e h M T - 2 0 1 8 m g / k g M T - 2 0 1 2 5 m g / k g M T - 2 1 0 5 0 m g / k g 0 20 40 M e d i a l w a l l t h i c k n e s s P e r c e n t SuHx **** *** ** **** ** *

$\alpha_5\beta_1$ Inhibition Blocks Pulmonary Artery Smooth Muscle Cell Proliferation in Human PAH Lung Slices



Vehicle
MT-200
IgG Control
M200 Antibody
EVG Stain
αSMA
PCNA
DAPI
PCNA αSMA DAPI

EVG = elastic stain; αSMA = smooth muscle actin; PCNA = cell proliferation marker; DAPI = nuclear stain



% Media wall thickness (individuals arteries)
80
60
40
20
0
*
*
Veh
MT-200
IgG
M200



PCNA positive PASMCs (%)
100
50
0
**
**
Veh
MT-200
IgG
M200

Study assessed the use of precision cut lung slices (PCLS) from human PAH patients to assess vascular remodeling *ex vivo*

Impressive inhibition of pulmonary artery remodeling achieved in this human system

MORPHIC

38

MT-200 = α5β1 small molecule inhibitor; M200 = Volociximab, α5β1-specific antibody

Data generated by Sebastien Bonnet, Laval University

Deep Specialist Expertise Across Management, and Board of Directors Gustav Christensen, MBA Chairman Morphic Board, former CEO, Dyax Timothy Springer, PhD Founder, Morphic Therapeutic, Member of Morphic Scientific Advisory Board; Latham Family Professor, Professor of Biological Chemistry and Molecular Pharmacology; Professor of Medicine, Harvard Medical School Norbert Bischofberger, PhD President & CEO, Kronos; EVP R&D, CSO, Gilead Martin Edwards, MD Chairman, Kalvista ; Senior Partner, Novo Holdings 39 Praveen Tipirneni , MD Chief Executive Officer Bruce Rogers, PhD President Marc Schegerin, MD Chief Financial Officer Chief Operating Officer William Devaul General Counsel and Secretary Blaise Lippa , PhD Chief Scientific Officer Nisha Nanda, PhD Chief Development officer, Loxo at Lilly Amir Nashat, PhD Managing Partner, Polaris Partners Susannah Gray, PhD Former CFO, Royalty Pharma Joseph P. Slattery, CPA Former CFO, Transenterix , Baxano , Digene Praveen Tipirneni , MD CEO Morphic Therapeutic Executive Team Board of Directors

THANK YOU

Delivering A New Generation Of Integrin Medicines Appendix

Morphic: A New Chapter In Integrin History 42 1990 2000 2010 Heavy Big Pharma Investment Phase III failures for oral drugs Drug withdrawal Heavy Springer Lab Investment 2014 Springer discovers integrins Morphic founded on Springer IP for oral integrin drug design Entyvio® approved 3 non - oral approvals 2021 Morphic oral candidates enter clinic 2020 EMERALD - 1 Ph 2a results 2023 MORF - 057 patient PoC

Horizons of IBD Treatment 43 Safe, Oral and Effective Oral Combo Injectable Biologics Oral Therapy

IBD Current Landscape 44 Efficacy Safety Mesalamine 5ASA Market Size Not Approvable RESTRICTED AREA – Combination Required For Entry S1P a4b7 IV / SC TNF IL23 JAKi Illustrative representation: for discussion purposes

IBD Opportunity: Future Expansion 45 Efficacy Safety Market Size & Potential Not Approvable S1P Mesalamine 5ASA a4b7 TNF IL23 JAKi RESTRICTED AREA – Combination Required For Entry Illustrative representation: for discussion purposes

Efficacy Safety Market Size & Potential Not Approvable S1P Mesalamine 5ASA a4b7 TNF IL23 JAKi IBD Opportunity: Oral Combination Potential Illustrative representation: for discussion purposes 46 RESTRICTED AREA – Combination Required For Entry

β 7 high CD4 + T mem biomarker increases with plasma exposure and dosing correlated with elevated CCR9 transcript T mem cell and CCR9 blood biomarkers increase with MORF - 057 exposure 47 Z - score (Expression) N=30 Comparison of CCR9 and T mem biomarker changes 1 10 100 1000 MORF - 057 ng/ml 0 20 40 60 80 T mem biomarker data from all studies % β 7 high CD 4 + T m e m ce lls ** ** n s n s ns ns ** ** Placebo Dosing Days *CD4 + T memory cells defined by: CD45 + CD3 + CD20 - CD4 + CD8 - CD45RA - **Circulating CCR9 mRNA levels were measured in comparison with housekeeping genes (ACTB, IPO8, B2M, TBP)

Patient PK Consistent with Healthy Volunteer PK 48 0 2 4 6 10 100 1000 Nominal Time (hr) C o n c e n t r a t i o n ( n g / m L ) Ph-1, Day 14 Ph-1, Day 1 Ph-2 EMERALD 1, Day 1 Ph-2 EMERALD 1, Day 15 Ph-2 EMERALD 1, Day 85 • Serum drug concentrations conform highly to Phase 1 healthy volunteer data • Mean PK data demonstrate consistency from start of dosing through week 12 • MORF - 057 trough concentrations sufficient for saturation of α4β7 receptor in the blood

• RHI: a validated histology index derived from the Geboes Score and designed to be reproducible and responsive to clinically meaningful change in disease activity in UC over time • C alculated by evaluating 4 centrally read, individually weighted histologic items, each on a scale from 0 to 3 • RHI = (1 × chronic inflammatory infiltrate score) + (2 × lamina propria neutrophils score) + (3 × neutrophils in epithelium score) + (5 × erosion or ulceration score) – Thus, total RHI Score ranges from 0 (no disease activity) to 33 (severe disease activity) • Remission: RHI ≤ 3 49 Robarts Histopathology Index for UC 0 3 6 9 12 15 18 21 24 27 30 33 Mean = 22.7 RHI Remission EMERALD - 1 Baseline RHI EMERALD - 1 Inclusion Criteria: RHI ≥ 10

50 Modified Mayo Clinic Score for UC • Modified Mayo Clinic Score ( mMCS ) – Three component score – 0 to 9 scale with moderate to severe UC 5 to 9 – Clinical Remission • SFS ≤ 1 • RBS = 0 • MES ≤ 1 without friability – Endoscopic Response / Improvement: MES ≤ 1 – Symptomatic Remission: SFS = 0 (or = 1 with ≥ 1 point decrease from baseline) and RBS = 0 – PRO2: SFS + RBS

51 Expected Changes in C - Reactive Protein Observed 18% 33% 33% Overall (n=17): 24% 0% 5% 10% 15% 20% 25% 30% 35% 40% Non-Responder (n=11) Clinical Response (n=6) Clinical Remission (n=3) No inclusion/exclusion criteria for CRP levels: n= 17 pts with baseline > 3 mg/L Patients experiencing clinical remission also included in clinical response Proportion of Patients with hs - CRP < 3 mg/L at week 12 (Baseline > 3 mg/L)

UC Absolute Clinical Remission Data at Induction Selected Approved and Investigational Agents 52 • PRA - 023 and MORF - 057 data from Phase 2 trials; all other data from RCT Phase 3 studies. G raphic is not meant to represent a head - to - head study. Comparing the results from different trials may be unreliable due to different protocol designs, trial designs, patient selection and populations, number of patients, trial end poi nts, trial objectives and other parameters that may not be the same between trials. Therefore, cross - study comparisons provide very limited information about the efficacy or safety of a drug. • Remission data is based on mMCS for all drugs except adalimumab, vedolizumab, and tofacitinib, which are based on tMCS • MORF - 057 EMERALD - 1 study consisted of n=35, a significantly smaller number of patients than reflected in the other datasets rep resented on this slide. In larger trials of MORF - 057 the clinical activity suggested by our EMERALD - 1 trial may not be replicated. • N’s are from active arms only, data sourced from following trials respectively: UC - 1/UC - 2, Gemini - 1, UC - 1,/UC - 1, UC - 2, TRUE NOR TH, , U_ACHIEVE - 1/U - ACHIEVE - 2, APOLLO - UC, INSPIRE and EMERALD - 1 18% 17% 19% 18% 18% 30% 27% 20% 26% 0% 5% 10% 15% 20% 25% 30% 35% Adalimumab Vedolizumab Ustekinumab Tofacitinib Ozanimod Upadacitinib PRA-023 Risankizumab MORF-057 Investigational for UC Approved for UC n=130 n=248 n=322 n=476 n=429 n=429 n=319 n=341 n=68 n=650 n=35 n=225

β 7 high CD4 + T mem biomarker increases with plasma exposure and dosing correlated with elevated CCR9 transcript T mem cell and CCR9 blood biomarkers increase with MORF - 057 exposure 53 Z - score (Expression) N=30 Comparison of CCR9 and T mem biomarker changes 1 10 100 1000 MORF - 057 ng/ml 0 20 40 60 80 T mem biomarker data from all studies % β 7 high CD 4 + T m e m ce lls ** ** n s n s ns ns ** ** Placebo Dosing Days *CD4 + T memory cells defined by: CD45 + CD3 + CD20 - CD4 + CD8 - CD45RA - **Circulating CCR9 mRNA levels were measured in comparison with housekeeping genes (ACTB, IPO8, B2M, TBP)

Patient a4β7 Receptor Occupancy (RO) Consistent with Healthy Volunteer RO 54 a4β7 selectivity over a4β1 consistent with Phase 1 results RO at 12 weeks a4β7 a4β1 Mean >98% BLQ Median >99% BLQ • a4β7 RO achieved early and sustained saturating levels • a4β1 RO remained at low levels • No lymphocytosis or changes to circulating naïve T - cells were observed • a4β1 projected RO was below the limit of quantitation with mean trough value estimated to be <15% 1 10 100 0 20 40 60 80 100 500 Concentration (ng/mL) 4 7 R O ( % ) Phase 1 EMERALD 1 -

MORF - 057 Has Inherently High Selectivity for α4 β 7 Versus Other Integrins 55 α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte Inhibiting VCAM - 1 brings risk of PML VCAM - 1 • MORF - 057 is highly selective for α 4 β 7 over α 4 β 1 in cell adhesion assays in 50% human serum (over 3 orders of magnitude) • MORF - 057 was designed to be a potent and selective oral inhibitor of the integrin α 4 β 7 and not α 4 β 1 , a related integrin MORF - 057 Inhibitor α 4 β 7 IC 50 a RPMI8866 MAdCAM in 50% serum α 4 β 7 /α 4 β 1 Fold selectivity MORF - 057 1.2 nM >3,000 Vedolizumab 0.035 nM >3,000 Natalizumab 0.166 nM 1 - 12 AJM300 93 nM 8 - 45 Etrolizumab 0.019 >10 6 a Cell line characteristics: Jurkat cells have been traditionally used for specifically assessing α 4 β 1 potency, as these cells do not express α 4 β 7 . RPMI8866 cells have lower levels of α 4 β 1 that likely better approximate expression levels in human blood.

MORF - 057 Pharmacokinetics are Dose - Dependent and Predictable 56 Ray, et al, ECCO 2021 Concentration (ng/mL) Mean Plasma Concentration of MORF - 057/Time Time From the First Dose ( hr )

MORF - 057 Saturates the α4β7 Receptor in a Time and Dose Dependent Fashion Non - Confidential 57 MORF - 057 achieved >95% mean receptor occupancy (RO) of the α 4 β 7 integrin at three highest dose levels and demonstrated ability to saturate α 4 β 7 receptor in individual subjects in dose cohorts above 25 mg α 4 β 7 RO vs. MORF - 057 Plasma Concentration and Dose 25 50 100 150 400 0 20 40 60 80 100 Dose (mg) R O 1 7 14 1 7 14 1 7 14 0 20 40 60 80 100 Day 4 7 R O ( % ) 25 mg BID 50 mg BID 100 mg BID SAD MAD Ray, et al, ECCO 2021